Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2021
HARBOR CORE BOND FUND
December 6, 2021
Harbor Core Bond Fund
Effective December 1, 2021 (the “Effective Date”), Harbor Capital Advisors, Inc. (the “Adviser”), the investment adviser to Harbor Core Bond Fund (the “Fund”), has reduced its management fee to 0.23% annually as a percentage of the Fund’s average net assets. In addition, as of the Effective Date, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.26% and 0.34% for the Retirement Class and Institutional Class, respectively, through February 28, 2023. This expense limitation agreement replaces the prior expense limitation agreement as of the Effective Date.
As of the Effective Date, the following replaces the information in the “Fees and Expenses of the Fund” section on page 11 of the Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class
Management Fees[1]	0.23%	0.23%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.09%	0.17%
Total Annual Fund Operating Expenses	0.32%	0.40%
Expense Reimbursement[2]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.26%	0.34%
1  Restated to reflect current fees.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.26% and 0.34% for the Retirement Class and Institutional Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$27	$97	$174	$400
Institutional	$35	$122	$218	$499
Investors Should Retain This Supplement For Future Reference
S1221.P.FI